UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 23, 2005 (March 17, 2005)

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-3952	73-0629975
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)

incorporation or organization)

325 NORTH KIRKWOOD ROAD, SUITE 300	63122
P.O. BOX 221029	(Zip Code)
ST. LOUIS, MISSOURI
(Address of principal executive offices)

(314) 822-3163
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On March 17, 2005 Registrant’s employment of Ernest R. Marx was terminated. Mr. Marx formerly served as President of the Registrant and its Siboney Learning Group, Inc. subsidiary. On that date, Mr. Marx also resigned as a member of the Registrant’s Board of Directors. Employees who previously reported to Mr. Marx will now report to William D. Edwards, Jr., Executive Vice President and Chief Operating Officer of the Registrant and Siboney Learning Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005

SIBONEY CORPORATION

By: /s/ Timothy J. Tegeler_______________
Timothy J. Tegeler
Chief Executive Officer